Exhibit 99.1

1 Open Energy Corporation Piper Jaffray Cleantech & Renewables Conference February 20, 2008

2 Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Except for historical information contained herein, the matters discussed are forward-looking statements within the meaning of Section 21E of the Securities Exchange act. You should not place undue reliance on these statements. We base these statements on particular assumptions that we have made in light of our industry experience, the stage of product and market development as well as our perception of historical trends, current market conditions, current economic data, expected future developments and other factors that we believe are appropriate under the circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to, the performance of our management team, market acceptance of our products, the actions and performance of competitors, the possibility our intellectual property protections will not prevent others from marketing similar competitive products, potential technical, manufacturing or supplly difficulties that could delay product deliveries or increase costs, and other risks identified and discussed in our filings with the SEC. These forward-looking statements are based on information and management’s expectations as of the date hereof. Future results may differ materially from our current expectations. For more information regarding other potential risks and uncertainties, see the “Risk Factors” section of the Company’s Form 10-KSB for the year ended May 31, 2006. Open Energy Corporation disclaims any intent or obligation to update those forward-looking statements.

3 CORPORATE PURPOSE Open Energy corporation • Mission: To be the leading provider of elegant, affordable, building-integrated solar systems for the residential and commercial marketplace. • Strategic Focus: We package existing technologies in innovative products, and surround them with outstanding service in order to deliver complete renewable energy solutions to our customers.

4 INDUSTRY TRENDS • Expanding PV Capacity • Advent of a-Si, CdTe, CIS • Escalating retail utility rates • Green consumer demand • Adoption of LEED certification • Impacts of 11 year $3.3B California Solar Initiative • Extension of Federal ITC’s • Expansion of State incentives Cost of solar electricity approaches grid parity Solar becomes standard option in new construction State becomes 3rd largest PV market (63% of US in 07) PPA’s fund rapid growth of solar systems Bottom Line: PV continues to grow at 36% CAGR

5 BUSINESS STRATEGIES • We Produce Innovative, Best-in-Class BIPV Products: - Focus on customer needs to drive product design innovation - Outsource to lower costs, increase capacity, ensure supply - Remain technology agnostic and virtually integrated • We Leverage Our Products to Own the Building Channel: - Form Partnerships with building products manufacturers - Enlist roofing contractors as installation & service providers - Support channel with training, engineering, rebate processing • We Will Sell Power as Well as BIPV Products: - Utilize tax equity partnerships to finance residential systems - Utilize legal structure of the HOA to sell power to home owners - Generate product sales, development fees, electricity revenues

6 SOLAR SAVE ® ROOFING TILE Proprietary PV Tiles for Residential Construction SLATE GREY TERRACOTTA RED EARTHEN BROWN • Robust, weatherproof, fire-rated, UL certified • Colors & edge profiles match standard cement tiles • Easily installed by contractors or solar integrators • Low voltage system is safer to install and service • Wind load rated to 125 mph with clips • 25-year limited warranty on 80% power output

7 SOLAR SAVE ® ROOFING TILE Residential Reroof by Eagle Dental Office Installation Townhomes for William Lyons Single Family Homes for McCullough Ames

8 SOLAR SAVE ® ROOFING MEMBRANE Patented Membrane Product for Commercial & Industrial Buildings • Weather tight, fire rated, low maintenance • No rack mounting or roof penetrations required • Easily installed by commercial roofing contractors • Superior aesthetics and power performance • 25-year limited warranty on 80% power output

9 SOLAR SAVE ® ROOFING MEMBRANE Savoy Building, CA Avondale Center, Ontario Canada Toyota Car Chase Gardens Medical Center, OR

10 SOLAR SAVE ® ARCHITECTURAL PV GLASS Photovoltaic Skylights, Atriums, & Curtain Walls • Monolithic, laminated or insulated glass • High-efficiency cells for maximum power • Variety of colors, thicknesses, and patterns • Ideal for LEED certified projects • In-house engineering and project support

11 SOLAR SAVE ™ ARCHITECTURAL PV GLASS California Academy of Sciences, San Francisco

12 OPEN ENERGY SERVICES • Secure, web enabled monitoring • Design and engineering services • Installation and sales training • Rebate processing and financing • Co-op marketing and branding corporation Environmental Offsets* * based on lifetime energy produced 4,239 Ibs of CO2 avoided 216 Gallons of Gas Displaced 257 Trees Replaced Operating Trend Last 24 Hours AC Power (watts) 4550 3640 2730 1820 910 0 Avignon System Overview • Location : Pleasanton, California • System Size: 57 Wp • Inverter Size: 4800 W Inverter Mfg: PVPowered • Installed: July, 2007 System Production: Energy Today - 20 kWh... Energy This Month - 962 kWh.... Status - Producing... OPEN

13 BUILDING PRODUCTS CHANNEL March 2007: OEC Signs Distribution Agreement with Eagle.• The largest manufacturer of cement tiles in North America • Relationships with 2500 roofing contractors; 2700 home builders • In territories that represent 80% of US solar installations • SolarSave® Tiles designed to integrate perfectly with their tiles California Team Intermountain Team Southwest Team Southeast Team

BUILDING PRODUCTS CHANNEL

January 2008: PetersenDean Places $2.3 million purchase order for 11,800 SolarSave® PV Tiles.

- One of top roofing contractors with ops in CA, NV, AZ, NM, TX, FL, NC
- Single trade to install both standard cement and SolarSave PV tiles
- Potentially the lowest cost solar delivery structure in the industry



PONDEROSA HOMES
William Lyon Homes, Inc.
Pulte Homes
petersendean ROOFING SYSTEMS
KB HOME
Toll Brothers
America's Luxury Home Builder
CENTEX HOMES

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OPEN ENERGY corporation

15 SOLAR COMMUNITIES BUSINESS MODEL Transition from Selling Products to Selling Power • CONCEPT:Utilize traditional PPA finance to provide solar systems to residential builders and owners: Eliminating the high capital cost, poor visual appearance, and installation and service issues of PV installations. • PROJECT PROFILE:Focus on multi-unit developments with HOA’s in areas where incentives are strong, the sun plentiful, and utility rates high. • OBJECTIVE:Have a significant number of meters under contract in next 5 years, with the right to sell solar electricity for the next 25 years.

16 SOLAR COMMUNITY STRUCTURE Open Energy Corporation Tax Equity Partner Builder / Developer Meter Reading & Billing Contractor Homerowner’s Association Solar Community Project Operations & Maintenance Contractor HOME OWNERS

17 SOLAR COMMUNITY BENEFITS • THE BUILDER:- Reduces construction costs; Speeds permitting- Sells homes faster in a down market • THE HOME OWNER:- Gains significant property value at no expense- Saves on utility bills; Improves resale prospects • THE INVESTOR:- Receives 30% ITC’s, 5-year MACRS, state rebates- Projected IRR of 8%, and ROI in 7-8 years • OPEN ENERGY:- Sells BIPV products at improved margins- Receives development and management fees- Participates in ongoing energy revenue streams

18 ADDRESSING CURRENT DOWN MARKET • B&C channel partners provide access to retrofit market- Higher margin re-roofing projects have great appeal to trades- Potential number of PV installations exponentially higher • Product development focused on new shingle product- 80% of US households have asphalt shingle roofs- Co-designing product with roofing partner to assure functionality • Solar Communities model eliminates barriers to entry- Solar homes sell 2-3 times faster that those without solar- No cost to builder; Added value to owner; Revenues to OEC

CORPORATE LEADERSHIP TEAM

SENIOR MANAGEMENT		
David Saltman	Chairman & CEO	BioComposites, Time Warner, Comsat
David Field	President & COO	Clarus Energy, Bechtel, Citicorp
Aidan Shields	Chief Financial Officer	The GAP, KPMG
Chris Gopal	EVP Worldwide Operations	Dell, SAIC, Ernst & Young, UNISYS
Thomas Wolfe	Chief Technology Officer	GE, Veolia, Torray
Dalton Sprinkle	SVP, General Counsel	Sheppard Mullin, Skadden Arps
Cheryl Bostater	VP Financial Planning	Xerox, CFA, MBA
BOARD OF DIRECTORS		
Stephen Kemper	Audit Committee	Active, DexCom, Thermo Electron, GI
Douglas Ward	Compensation Committee	US Pumps, AeroJet, Irvine Associates
Patricia Eckert	Nominating & Governance	Dynergy, Enertech, CPUC
Ken Potashner	Technology Committee	SolicBlue, Quantum, DEC

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OPEN ENERGY corporation

20 RECENT OEC PERFORMANCE OEC achieved sales of $4.29 million in FY 2007 Current quarter purchase orders of over $2 millionCapacity has been expanded from 2,000 to 20,000 tiles per month 0 1000 2000 3000 4000 5000 6000 7000 2006 2007 2008 2009 2010 Global PV Module Demand 2006-2010 Source: Prometheus Institute and Green Tech Media Inc ROW US/CAN Asia Europe

21 IN CONCLUSION: • We address the white space in solar with next generation BIPV products, bundled services and innovative financial solutions. • We own the B&C channel through outstanding engineering, training, marketing and customer service. • Our sourcing strategy matches demand and supply, while providing low total installed cost to our customers. • We are virtually integrated, remaining technology agnostic and able to respond to new developments in the solar industry.

22 FINANCIAL SNAPSHOT OTC BB: OEGY (As of February 15, 2008) Current Share Price $0.42 52-Week Range $.83 (high); $.25 (low) Shares Outstanding 124,584,358 shares Current Market Capitalization $52.3 million Average Volume (Last 90 days) Over 549,000 shares/day Recent Capital Raise $21 million in convertible notes